TIFF Investment Program (“TIP”)

Supplement dated April 10, 2017

to the TIP Prospectus dated April 29, 2016, as supplemented June 13, 2016

This supplement provides new and additional information to the TIP prospectus dated April 29, 2016, and updates certain information in the TIP prospectus supplement dated June 13, 2016. You can find TIP’s prospectus, summary prospectuses, and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

On March 22, 2017, the Board of Trustees of TIP (the “Board”) approved elimination of TIFF Multi-Asset Fund’s (“Multi-Asset Fund” or “MAF”) managed distribution policy, effective immediately. MAF will continue to distribute substantially all of its income and capital gains each year but it will no longer undertake to distribute additional amounts if the income and capital gains distributed in any given year are less than 5%, as it has done in the past. In addition to this change, TIP is introducing a new systematic withdrawal plan program under which MAF will allow members the option of redeeming up to 6% of the value of their account each calendar year without paying the 0.50% exit fee normally assessed on redemptions, subject to certain conditions. Please see additional information on the systematic withdrawal plan below. All references to Multi-Asset Fund’s Managed Distribution Policy on pages 12 and 33 of the prospectus are hereby deleted.

Also on March 22, 2017, the Board approved certain new money manager agreements for Multi-Asset Fund, as described below.

The Board approved a new money manager agreement with Green Court Capital Management Limited (“Green Court”). Green Court is a newly formed investment advisory firm established by the Greater China Investment team that is part of Neuberger Berman Asia Limited. The new agreement with Green Court is expected to be effective in the second quarter of 2017. When the agreement with Green Court becomes effective, the agreement with Neuberger Berman Asia Limited that has been in place since June of 2016 will terminate. The money manager agreement with Green Court, including the fees payable, is substantially similar to the money manager agreement that has been in place with Neuberger Berman Asia Limited.

In addition, the Board approved a new money manager agreement with existing money manager, Shapiro Capital Management, LLC (“Shapiro”), which is also expected to be effective in the second quarter of 2017. An affiliate of American Beacon Advisors, Inc. is purchasing a controlling interest in Shapiro. The purchase is expected to result in a change of control of Shapiro and an automatic termination of the agreement currently in effect with Shapiro. The new money manager agreement with Shapiro, including the fees payable, is substantially similar to the money manager agreement that has been in place with Shapiro and the information in the prospectus about Shapiro remains unchanged.

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TPH Asset Management LLC and Southeastern Asset Management, Inc. no longer manage assets for Multi-Asset Fund, so all references to those firms are hereby deleted under the headings “Money Managers and Their Strategies” and “Money Manager Fee Arrangements and Portfolio Managers” in the prospectus supplement dated June 13, 2016 and on pages 14 and 27, respectively, of the prospectus.

The following information is added to the Biographies of Board Members and Principal Officers section under the heading “Biographies of TIP Board Members,” and all references to N.P. “Narv” Narvekar are hereby deleted from such section, on page 20 of the prospectus:

Mark L. Baumgartner, Ph.D., is Chief Investment Officer at the Institute for Advanced Study in Princeton, New Jersey, a private, independent academic institution. Previously, he served as Director of Asset Allocation and Risk at the Ford Foundation and Managing Director, Senior Portfolio Strategist, and Head of the Portfolio Architecture team for Morgan Stanley Investment Management’s Global Portfolio Solutions group. Mr. Baumgartner serves as a trustee of the YMCA Retirement Fund. He is a CFA charterholder.

The following information is added to the Biographies of Board Members and Principal Officers section under the heading “Biographies of TAS Board Members,” and all references to Erik L. Lundberg and Ana Marshall are hereby deleted from such section, on pages 20-21 of the prospectus:

Peter Holland is Chief Executive Officer of Columbia University Investment Management Company, where he also served as Chief Investment Officer. Previously, he was co-head of the US Equities Derivatives Group at J.P. Morgan and also worked in the company’s Private Placement Group and Investment Banking (Financial Services Group). Mr. Holland serves on the Investment Committee of The College Board.

Gumersindo Oliveros, Ph.D., is Chief Executive Officer and Chief Investment Officer of the financial endowment for King Abdullah University of Science and Technology (KAUST) in Saudi Arabia. Previously, he managed the World Bank's pension plan, medical plan, and endowments, and he advised central banks, pension plans, and sovereign wealth funds on strategic asset allocation and multi-asset management. He also headed the World Bank's Capital Markets and Financial Engineering Department and held positions at the International Monetary Fund. Mr. Oliveros serves on the board of the Sequoia Heritage Fund, the Investment Committee of The Rockefeller Foundation, the Investment Committee of the United Nations Pension Plan, and the Investment Steering Committee of the Alternative Investment Management Association. He is a CFA charterholder.

Neal Triplett is President and Chief Executive Officer of DUMAC, LLC, which manages endowment and retirement funds for Duke University as well as investments for the university’s health system and the private charitable trust of Duke’s founder. Previously, he was a credit officer for the corporate and real estate portfolios at Wachovia Bank. Mr. Triplett serves on the advisory committee for North Carolina’s state pension funds and on the investment board of the North Carolina-based non-profit MCNC. He is a CFA charterholder.

The following information is added to the Biographies of Board Members and Principal Officers section under the heading “Biographies of Principal Officers” on page 21 of the prospectus:

Robert Zion serves as Vice President and Chief Operating Officer of TAS and also is Vice President and Chief Operating Officer of TIP.  His responsibilities span all operational and strategic aspects of TIFF’s work and specifically include oversight of finance, operations, information technology, legal affairs, and human resources. Previously, Mr. Zion spent 25 years at Hirtle Callaghan & Co., where he was Chief Operating Officer and, before that, Chief Financial Officer. He served on Hirtle Callaghan’s Executive Committee and Board of Directors. Prior to that, he was a Senior Audit Manager at PricewaterhouseCoopers.

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The following is added at the end of the section entitled “Fees” on pages 28-29 of the prospectus:

Further, exit fees are not assessed on withdrawals made under the systematic withdrawal plan described below under the heading “Redemptions Not Subject to Exit Fee; Systematic Withdrawal Plan.”

The following is added to page 32 of the prospectus:

Redemptions Not Subject to Exit Fee; Systematic Withdrawal Plan. As a means to enhance the predictability of cash flows for members, Multi-Asset Fund will allow members to set up a systematic withdrawal plan under which they automatically redeem (i) up to 1.5% of the value of their account each quarter, (ii) up to 3% of the value of their account semi-annually, or (iii) up to 6% of the value of their account once each calendar year, without paying the 0.50% exit fee. Withdrawals under this systematic withdrawal plan will normally be processed on the 15th day of March, June, September, and December, based upon the withdrawal frequency selected, and payments will normally be made on the next business day. Members that elect to participate in this systematic withdrawal plan must reinvest their quarterly Multi-Asset Fund dividends and distributions, and their enrollment elections must remain in place for a 12-month period, except as described below.

Generally, new enrollments and changes to existing enrollments will be accepted on or before February 1, May 1, August 1, or November 1 of each year, or new Multi-Asset Fund members may enroll as part of their initial application process. For 2017 only, the May enrollment/change date will be May 15, 2017, instead of May 1. Enrollment/change forms received after the applicable deadline will be held until the next enrollment/change date or may be withdrawn at the request of the member. As noted above, enrollment elections must remain in place for a 12-month period, except that a member may cancel its systematic withdrawal plan prior to completion of the applicable 12-month period. In the case of such a cancellation, the member may not re-enroll in the systematic withdrawal plan until the next enrollment date that is at least 12 months after the date of cancellation of the plan. Any such request to cancel a systematic withdrawal plan must be submitted in writing on or before the February 1, May 1, August 1, or November 1 that precedes the next scheduled systematic withdrawal date. Enrollment elections will remain in effect until changed by the member. TIFF Member Services may in its discretion waive the restrictions on changing enrollment elections in certain compelling circumstances.

For additional information about this systematic withdrawal plan, including special rules that will apply during an introductory phase and following a new member’s initial enrollment in the plan, please contact TIFF Member Services at 1-610-684-8200.

The following is added at the end of the section entitled “Distribution Options” on page 34 of the prospectus:

All dividends and distributions must be reinvested by Multi-Asset Fund members that enroll in the systematic withdrawal plan that allows for limited automatic withdrawals without payment of an exit fee, as described above under the heading “Redemptions Not Subject to Exit Fee; Systematic Withdrawal Plan.”

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Index Names:

The Barclays indices referred to in the prospectus are now known as the Bloomberg Barclays indices.

Please keep this supplement for future reference.

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